Exhibit 10.4

Execution Version

GUARANTY AGREEMENT

made among

TURNING POINT BRANDS, INC.

and certain of its Subsidiaries

and

BARCLAYS BANK PLC,
as Administrative Agent and Collateral Agent

Dated as of February 11, 2021

Annex I	–	Joinder Agreement

1

GUARANTY AGREEMENT

GUARANTY AGREEMENT dated as of February 11, 2021, among each of the signatories hereto designated as a Guarantor on the signature pages hereto (together with any other entity that may become a party hereto as a Guarantor as provided herein, (each a “Guarantor” and collectively, the “Guarantors”)) and Barclays Bank PLC, as Administrative Agent and Collateral Agent (in such capacity and together with its successors and assigns in such capacity, the “Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of February 11, 2021 (as amended, restated, supplemented or otherwise modified or replaced from time to time, the “Credit Agreement”), among Turning Point Brands, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Barclays Bank PLC, as the Agent, and (ii) the other Guaranteed Parties (as defined herein).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders and L/C Issuer have severally agreed to make Credit Extensions to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Guarantor;

WHEREAS, the proceeds of the Credit Extensions under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses;

WHEREAS, the Borrower and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the Credit Extensions under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders and L/C Issuer to make their Credit Extensions to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty (as defined herein) to the Agent for the benefit of the Guaranteed Parties.

NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders and L/C Issuer to make their respective Credit Extensions to the Borrower thereunder and to induce the Hedge Banks and Cash Management Banks to enter into Secured Hedge Agreements and Secured Cash Management Agreements and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor hereby agrees with the Agent, for the benefit of the Guaranteed Parties, as follows:

SECTION 1 DEFINED TERMS

1.1         Definitions.  (a)  Unless otherwise defined herein, all terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(a)          The following terms shall have the following meanings:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Credit Agreement Obligations” shall mean (i) all principal of and interest (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any other Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and premium (if any) on all loans made pursuant to the Credit Agreement, (ii) all reimbursement obligations (if any) and interest thereon (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any other Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) with respect to any letter of credit or similar instruments issued pursuant to the Credit Agreement and (iii) all guarantee obligations, fees, expenses and all other Guaranteed Obligations under the Credit Agreement and the other Loan Documents (other than any Guaranteed Obligations owing to any Hedge Bank or Cash Management Bank in its capacity as such with respect any Secured Hedge Agreement or Secured Cash Management Agreement).

“Discharge of the Guaranteed Obligations” shall mean and shall have occurred when (i) all Guaranteed Obligations shall have been paid in full in cash and all other obligations under the Loan Documents shall have been performed (other than (a) those expressly stated to survive termination and (b) contingent obligations as to which no claim has been asserted, and (c) obligations and liabilities under Secured Cash Management Agreements and Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Banks or Cash Management Banks shall have been made) and (ii) no Letters of Credit shall be outstanding (other than Letters of Credit which have been Cash Collateralized or as to which other arrangements satisfactory to the L/C Issuer shall have been made) and (iii) all Commitments shall have terminated or expired.

 “Guaranty” shall mean this Guaranty as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Guaranteed Obligations” shall mean the “Obligations” as defined in the Credit Agreement.

“Guaranteed Parties”  shall mean “Secured Parties” as defined in the Credit Agreement.

“Obligee Guarantor” shall have the meaning set forth in Section 2.6.

“Qualified ECP Guarantor” means, in respect of any Swap Obligations, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap.

“Voidable Transfer”  shall have the meaning set forth in Section 2.10.

1.2         Other Definitional Provisions.  (a)  The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section, Schedule, Exhibit and Annex references, are to this Guaranty unless otherwise specified.  References to any Schedule, Exhibit or Annex shall mean such Schedule, Exhibit or Annex as amended or supplemented from time to time in accordance with this Guaranty.

(a)          The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(b)         The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein shall mean payment in cash in immediately available funds.

(c)        The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

SECTION 2 GUARANTEE

2.1         Guarantee of Guaranteed Obligations.  Each of the Guarantors hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Agent, for the benefit of the Guaranteed Parties, the prompt and complete payment and performance by the Borrower and each other Guarantor, when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.  Each Guarantor shall be liable under its guarantee set forth in this Section 2.1, without any limitation as to amount, for all present and future Guaranteed Obligations, including specifically all future increases, whether or not any such increase is committed, contemplated or provided for by the Loan Documents on the date hereof.  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all Guaranteed Obligations that would be owed by any other obligor on the Guaranteed Obligations but for the fact that they are unenforceable or not allowable due to the existence of an insolvency or liquidation proceeding involving such other obligor.

2.2        Limitation on Obligations Guaranteed.  (a)  Notwithstanding any other provision hereof, the right of recovery against each Guarantor under Section 2 hereof shall be limited to the maximum amount that can be guaranteed by such Guarantor without rendering such Guarantor’s obligations under Section 2 hereof void or voidable under applicable law, including, without limitation, the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act or any similar foreign, federal or state law, in each case after giving full effect to the liability under such guarantee set forth in Section 2 hereof and its related contribution rights but before taking into account any liabilities under any other guarantee by such Guarantor.  For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under Section 2 hereof will be deemed to be enforceable and payable after the guaranty under Section 2 hereof.  To the fullest extent permitted by applicable law, this Section 2.2(a) shall be for the benefit solely of creditors and representatives of creditors of each Guarantor and not for the benefit of such Guarantor or the holders of any Equity Interest in such Guarantor.

(a)          Each Guarantor agrees that Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.2(a) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Guaranteed Party hereunder.
2.3          Nature of Guarantee; Continuing Guarantee; Waivers of Defenses Etc.  (a)  The guarantee contained in this Section 2 is a continuing guarantee of payment and performance and not merely of collectability.  Each Guarantor waives diligence, presentment, protest, marshaling, demand for payment, notice of dishonor, notice of default and notice of nonpayment to or upon the Borrower or any of the other Guarantors with respect to the Guaranteed Obligations.  Without limiting the generality of the foregoing, this Guaranty and the obligations of each Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, set-off, defense, counterclaim, discharge or termination for any reason (other than a Discharge of the Guaranteed Obligations).

(a)        Each Guarantor agrees that the Guaranteed Obligations of each Guarantor hereunder are independent of the Guaranteed Obligations of each other Guarantor, and when making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Guaranteed Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower and any other Guarantor or against any Collateral or other guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Guaranteed Party to make any such demand, to pursue such other rights or remedies shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Guaranteed Party against any Guarantor.

(b)          No payment made by the Borrower, any of the other Guarantors or any other Person or received or collected by any Guaranteed Party by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment remain liable for the full amount of Guaranteed Obligations which remain outstanding from time to time until the Discharge of the Guaranteed Obligations.

(c)         Without limiting the generality of the foregoing, each Guarantor agrees that its Guaranteed Obligations, and any security interest in respect thereof, shall not be affected by, and shall remain in full force and effect without regard to, and hereby waives all, rights, claims or defenses that it might otherwise have (now or in the future) with respect to each of the following (whether or not such Guarantor has knowledge thereof):

(i)          the validity or enforceability of the Credit Agreement, any other Loan Document or any Secured Hedge Agreement or Secured Cash Management Agreement, any of the Guaranteed Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party;

(ii)          any renewal, extension or acceleration of, or any increase in the amount of the Guaranteed Obligations, or any amendment, supplement, modification or waiver of, or any consent to departure from, the Loan Documents or any Secured Hedge Agreement or Secured Cash Management Agreement;

(iii)         any failure, omission or delay in enforcement (by agreement or otherwise), or the stay or enjoining (by court order, operation of law or otherwise) of the exercise of enforcement, of any claim or demand or any right, power or remedy (whether arising under any Loan Documents, any Secured Hedge Agreement or any Secured Cash Management Agreement, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any guaranty, agreement, Collateral or other security relating thereto;

(iv)        any change, reorganization or termination of the corporate structure or existence of Borrower or any other Guarantor or any of their Subsidiaries and any corresponding restructuring of the Guaranteed Obligations;

(v)          any settlement, compromise, release, subordination or discharge of, or acceptance or refusal of any offer of payment or performance with respect to, or any substitutions for, the Guaranteed Obligations;

(vi)          the validity, perfection, non-perfection or lapse in perfection, priority or avoidance of any security interest or lien, the release of any or all collateral securing, or purporting to secure, the Guaranteed Obligations or any other impairment of such collateral;

(vii)          any exercise of remedies with respect to the Collateral or any other security for the Guaranteed Obligations at such time and in such order and in such manner as the Agent and the Guaranteed Parties may decide, whether or not such action constitutes an election of remedies and even if such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy that any Guarantor would otherwise have and, without limiting the generality of the foregoing or any other provisions hereof, each Guarantor hereby expressly waives any and all benefits which might otherwise be available to such Guarantor under applicable law; and

(viii)        any other circumstance whatsoever which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations or which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower or any other Guarantor for the Guaranteed Obligations, or of such Guarantor under the guarantee contained in this Section 2 or of any security interest granted by any Guarantor, whether in an insolvency or liquidation proceeding or in any other instance.

(d)         In addition each Guarantor further waives any and all other defenses, set- offs or counterclaims (other than a defense of payment or performance in full hereunder) which may at any time be available to or be asserted by it, the Borrower or any other Guarantor or Person against any Guaranteed Party, including, without limitation, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury.

2.4          Rights of Reimbursement, Contribution and Subrogation.

If any payment is made on account of the Guaranteed Obligations by any Guarantor or is received or collected on account of the Guaranteed Obligations from any Guarantor or its property:

(a)         If such payment is made by a Guarantor or from its property in respect of the Guaranteed Obligations of the Borrower or any other Guarantor, such Guarantor shall, subject to the terms of this Section 2.4, be entitled to contribution in respect of such payment and, subject to and upon (but not before) a Discharge of the Guaranteed Obligations, shall be entitled (A) to demand and enforce reimbursement for the full amount of such payment from such other Guarantor, and (B) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of such payment.  For this purpose, the fair share of each Guarantor shall be determined based on an equitable apportionment among all Guarantors (other than the Guarantor whose primary obligations were so guaranteed by the other Guarantors) based on the relative value of their assets and any other equitable considerations deemed appropriate by the court.  For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under Section 2 hereof will be deemed to be enforceable and payable after the guaranty under Section 2 hereof.

(b)       If and whenever any right of reimbursement or contribution becomes enforceable by any Guarantor against the Borrower or any other Guarantor whether under Section 2.4(a) or otherwise, such Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Guaranteed Obligations, to be subrogated to any security interest that may then be held by the Agent upon any collateral securing or purporting to secure any of the Guaranteed Obligations.  Any right of subrogation of any Guarantor shall be enforceable solely after a Discharge of the Guaranteed Obligations and solely against the Guarantors, and not against the Guaranteed Parties, and neither the Agent nor any other Guaranteed Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any collateral securing or purporting to secure any of the Guaranteed Obligations for any purpose related to any such right of subrogation.

(c)        All rights and claims arising under this Section 2.4 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Guarantor as to any payment on account of either (x) the Guaranteed Obligations or (y) any other obligation that is secured by any collateral that also secures or purports to secure any of the Guaranteed Obligations, in each case made by it or received or collected from its property shall be fully subordinated to the Guaranteed Obligations in all respects prior to the Discharge of the Guaranteed Obligations.  Until Discharge of the Guaranteed Obligations, no Guarantor may demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim.  If any such payment or distribution is made or becomes available to any Guarantor in any bankruptcy case, receivership, or insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Agent, for application to the payment of the Guaranteed Obligations.  If any such payment or distribution is received by any Guarantor, it shall be held by such Guarantor in trust, as trustee of an express trust for the benefit of the Guaranteed Parties, and shall forthwith be transferred and delivered by such Guarantor to the Agent, in the exact form received and, if necessary, duly endorsed.

(d)         The obligations of the Guarantors under this Guaranty and the other Loan Documents, including their liability for the Guaranteed Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectability or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.4 or otherwise.  The invalidity, insufficiency, unenforceability or uncollectability of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Guaranteed Party against any Guarantor or its property.  The Guaranteed Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

2.5       Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off, defense or counterclaim in Dollars in immediately available funds at the office of the Agent located at the Administrative Agent’s Office specified in the Credit Agreement.

2.6        Subordination of Other Obligations.  Any Indebtedness of the Borrower or any other Guarantor now or hereafter held by any other Guarantor (the “Obligee Guarantor”), whether as original creditor, assignee, or by way of contribution, subrogation, restitution or otherwise, is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Agent on behalf of the Guaranteed Parties and shall forthwith be paid over to the Agent for the benefit of the Guaranteed Parties to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

2.7         Financial Condition of Borrower and other Guarantors.  Any Credit Extension may be made to the Borrower or continued from time to time, and any Secured Hedge Agreement and Secured Cash Management Agreement may be entered into from time to time, in each case, without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrower or any other Guarantor at the time of any such grant or continuation or at the time such Secured Hedge Agreement or Secured Cash Management Agreement is entered into, as the case may be.  No Guaranteed Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of the Borrower or any other Guarantor.  Each Guarantor has adequate means to obtain information from the Borrower and each other Guarantor on a continuing basis concerning the financial condition of the Borrower and each other Guarantor and its ability to perform its obligations under the Loan Documents, Secured Cash Management Agreements and Secured Hedge Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and each other Loan Party and each other Guarantor and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations.  Each Guarantor hereby waives and relinquishes any duty on the part of any Guaranteed Party to disclose any matter, fact or thing relating to the business, operations or condition of the Borrower or any other Guarantor now known or hereafter known by any Guaranteed Party.

2.8         Bankruptcy, Etc.  Until a Discharge of the Guaranteed Obligations, no Guarantor shall, without the prior written consent of the Agent, commence or join with any other person in commencing any insolvency or liquidation proceeding of or against the Borrower or any other Guarantor.  The obligations of the Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or insolvency or liquidation proceeding, voluntary or involuntary, involving the Borrower or any other Guarantor or by any defense which the Borrower or any Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.  To the fullest extent permitted by law, the Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Agent, or allow the claim of the Agent in respect of, any interest, fees, costs, expenses or other Guaranteed Obligations accruing or arising after the date on which such case or proceeding is commenced.

2.9         Duration of Guarantee, Discharge of Guarantee Upon Sale of Guarantor.  (a)  Except as provided in Section 2.9(b) below, and subject to Section 2.10 below, the guarantee contained in this Section 2 shall remain in full force and effect until the Discharge of the Guaranteed Obligations.

(a)         The guaranty of any Guarantor hereunder shall automatically be discharged and released without any further action by any Guaranteed Party or other Person in the circumstances described in Section 9.10(b) and (c) of the Credit Agreement.

(b)        At such time as there has been a Discharge of the Guaranteed Obligations, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.  At the request and sole expense of any Guarantor following any such termination or any release pursuant to Section 2.9(b), the Agent shall execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.

2.10       Reinstatement.  If at any time payment of any of the Guaranteed Obligations or any portion thereof is rescinded, disgorged or must otherwise be restored or returned by any Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Guarantor or any substantial part of its property, or otherwise, or if any Guaranteed Party repays, restores, or returns, in whole or in part, any payment or property previously paid or transferred to the Guaranteed Party in full or partial satisfaction of any Guaranteed Obligation, because the payment or transfer or the incurrence of the obligation is so satisfied, is declared to be void, voidable, or otherwise recoverable under any state or federal law (collectively a “Voidable Transfer”), or because such Guaranteed Party elects to do so on the reasonable advice of its counsel in connection with an assertion that the payment, transfer, or incurrence is a Voidable Transfer, then, as to any such Voidable Transfer, and as to all reasonable costs, expenses and attorney’s fees of the Guaranteed Party related thereto, the liability of each Guarantor hereunder will automatically and immediately be revived, reinstated, and restored and will exist as though the Voidable Transfer had never been made.

2.11       Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.11 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.11, or otherwise under this Guaranty, as it relates to such Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a discharge of Guaranteed Obligations.  Each Qualified ECP Guarantor intends that this Section 2.11 constitute, and this Section 2.11 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GUARANTORS.

3.1         Representations and Warranties.  Each Guarantor represents and warrants to the Guaranteed Parties on the Closing Date and on the date of each Credit Extension that the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is incorporated herein by reference, are true and correct in all material respects, except for representations and warranties that are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case such representations and warranties shall be true and correct (after giving effect to any such qualification therein) in all respects as of such date, in each case unless expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the Guaranteed Parties shall be entitled to rely on each of such representations and warranties as if they were fully set forth herein, provided that each such reference in each such representation and warranty to any Borrower’s knowledge shall, for the purposes of this Section 3.1, be deemed to be a reference to such Guarantor’s knowledge.

3.2        Covenants.  Each Guarantor covenants and agrees with the Guaranteed Parties that, from and after the date of this Guaranty until the Discharge of the Guaranteed Obligations, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

SECTION 4 POWER OF ATTORNEY AND FURTHER ASSURANCES

4.1         Agent’s Appointment as Attorney-in-Fact, Etc.  Each Guarantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Guarantor and in the name of such Guarantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement.

4.2         Further Assurances.  Each Guarantor agrees that from time to time, at the expense of such Guarantor, it shall promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that the Agent may reasonably request, in order to ensure that the Guaranteed Parties receive the intended benefits hereof or to enable the Agent to exercise and enforce its rights and remedies hereunder.

SECTION 5 APPLICATION OF PROCEEDS

The Agent shall apply any proceeds of the guarantee set forth herein in Section 6.4 of the Security Agreement.

SECTION 6 THE AGENT

6.1         Authority of Agent.  (a)  Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the other Guaranteed Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Guarantors, the Agent shall be conclusively presumed to be acting as agent for the Guaranteed Parties with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

(a)          The Agent has been appointed to act as Agent hereunder by the Lenders and, by their acceptance of the benefits hereof, the other Guaranteed Parties.  The Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Agreement and the Credit Agreement.  The provisions of the Credit Agreement relating to the Agent, including without limitation, the provisions relating to resignation or removal of the Agent (subject to Section 6.2 hereof) and the powers and duties and immunities of the Agent, are incorporated herein by this reference and shall survive any termination of the Credit Agreement.

6.2         Exculpation of the Agent.  (a)  The Agent shall not be responsible to any Guaranteed Party for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or for any representations, warranties, recitals or statements made herein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by the Agent to the Guaranteed Parties or by or on behalf of any Guaranteed Party to the Agent or any Guaranteed Party in connection with the transactions contemplated hereby or for the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Guaranteed Obligations, nor shall the Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents, Secured Hedge Agreement or Secured Cash Management Agreement or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing.

(a)        Neither the Agent nor any of its officers, partners, directors, employees or agents shall be liable to the Guaranteed Parties for any action taken or omitted by the Agent under or in connection herewith except to the extent caused solely and proximately by the Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction.  The Agent shall be entitled to refrain from any act or the taking of any action in connection herewith or from the exercise of any power, discretion or authority vested in it hereunder or thereunder.

(b)         Without limiting the indemnification provisions of the Credit Agreement, each of the Guaranteed Parties not party to the Credit Agreement severally agrees to indemnify the Agent, to the extent that the Agent shall not have been reimbursed by any Loan Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in exercising its powers, rights and remedies or performing its duties hereunder or otherwise in its capacity as the Agent in any way relating to or arising out of this Agreement; provided, no such Guaranteed Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely and proximately from the Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction.  If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts insufficiently indemnified against until such additional indemnity is furnished.

6.3         Delegation of Duties.  The Agent may perform any and all of its duties and exercise its rights and powers under this Agreement by or through any one or more sub-agents appointed by the Agent.  The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates.  All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 6 shall apply to any such sub-agent and to any of the Affiliates of the Agent and any such sub-agents, and shall apply to their respective activities as if such sub-agent and Affiliates were named herein in connection with the transactions contemplated hereby and by the Security Documents.  Notwithstanding anything herein to the contrary, each sub-agent appointed by the Agent or Affiliate of the Agent or Affiliate of any such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Loan Parties and the Guaranteed Parties, and such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent or Affiliate acting in such capacity.

6.4         Hedge Banks or Cash Management Banks.  No Hedge Bank or Cash Management Bank that obtains the benefits hereof, shall have any right to notice of any action or to consent to, direct or object to any action under any Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.  Notwithstanding any other provision of this Guaranty to the contrary, the Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Guaranteed Obligations arising under Secured Hedge Agreements and Secured Cash Management Agreements unless the Agent has received written notice of such Guaranteed Obligations, together with such supporting documentation as the Agent may request, from the applicable Hedge Bank or Cash Management Bank.

SECTION 7 MISCELLANEOUS

7.1         Incorporation by Reference.  Sections 1.02(c), 10.01, 10.02. 10.03, 10.04, 10.06, 10.08, 10.10, 10.12, 10.14, 10.17 and 10.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and each Guaranteed Party shall be entitled to rely on each of them as if they were fully set forth herein; provided that each reference therein to the Borrower shall be deemed to also be a reference to each Guarantor.

7.2         Additional Guarantors.  Each Subsidiary of the Borrower or other Person that is required to become a party to this Agreement pursuant to Section 6.11 of the Credit Agreement shall become a Guarantor as required by the Credit Agreement for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Joinder Agreement in the form of Annex 1 hereto.

7.3       WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[This Space Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

TURNING POINT BRANDS, INC.

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

Notice to:
Turning Point Brands, Inc.
5201 Interchange Way
Louisville, KY 40229
Attention: Chief Financial Officer
Email: rlavan@tpbi.com

with a copy to

Milbank
55 Hudson Yards
New York, NY 10001-2163
Attention: Mike Bellucci
Email: MBellucci@milbank.com

GUARANTORS:

NORTH ATLANTIC TRADING COMPANY, INC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

NORTH ATLANTIC OPERATING COMPANY, INC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

[Signature Page to Guarantee Agreement]

NORTH ATLANTIC CIGARETTE COMPANY, INC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

TURNING POINT BRANDS, LLC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

NATIONAL TOBACCO FINANCE, LLC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

INTREPID BRANDS, LLC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

TPB BEAST LLC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

TPB INTERNATIONAL, LLC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

2

TPB SHARK, LLC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

NU-X VENTURES, LLC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

NU-TECH HOLDINGS LLC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

SOUTH BEACH HOLDINGS LLC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

NU-X DISTRIBUTION LLC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

NORTH ATLANTIC WRAP COMPANY LLC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

3

TPB SERVICES LLC

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

NATIONAL TOBACCO COMPANY, LP

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

RBJ SALES, INC.

By:	/s/ Brittani Cushman
Name: Brittani Cushman
Title: Senior Vice President, General Counsel
and Secretary

Notice to:
Turning Point Brands, Inc.
5201 Interchange Way
Louisville, KY 40229
Attention: Chief Financial Officer
Email: rlavan@tpbi.com

with a copy to

Milbank
55 Hudson Yards
New York, NY 10001-2163
Attention: Mike Bellucci
Email: MBellucci@milbank.com

4

AGENT:

BARCLAYS BANK PLC,
as Agent

By:	/s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Vice President

Barclays Bank PLC
Bank Debt Management Group
745 Seventh Avenue
New York, NY 10019
Attn: Turning Point Brands Portfolio Manager: Philip Naber / Nicholas Sibayan
Tel: 212-526-7375 / 212-526-9531
Email: nicholas.sibayan@barclays.com and philip.naber@barclays.com

5

Annex 1 to
Guaranty Agreement

JOINDER AGREEMENT, dated as of ____________,  20____, made by ______________________, a _______________ corporation (the “Additional Guarantor”), in favor of Barclays Bank PLC, as Agent (in such capacity, the “Agent”) for (i) the banks and other financial institutions and entities (the “Lenders”) parties to the Credit Agreement referred to below, and (ii) the other Guaranteed Parties (as defined in the Guaranty Agreement (as hereinafter defined)).  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, Turning Point Brands, Inc. (the “Borrower”), the Lenders, and the Agent have entered into a Credit Agreement, dated as of February 11, 2021 (as amended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Guarantor) have entered into the Guarantee Agreement, dated as of February 11, 2021 (as amended, supplemented replaced or otherwise modified from time to time, the “Guaranty Agreement”) in favor of the Agent for the benefit of the Guaranteed Parties;

WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guaranty Agreement; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Guaranty Agreement;

NOW, THEREFORE, IT IS AGREED:

1.          Guaranty Agreement.  By executing and delivering this Joinder Agreement, the Additional Guarantor, as provided in Section 7.14 of the Guaranty Agreement, hereby becomes a party to the Guaranty Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.  The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guaranty Agreement is true and correct on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date.

2.      GOVERNING LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.           Successors and Assigns.  This Joinder Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Additional Guarantor may not assign, transfer or delegate any of its rights or obligations under this Assumption Agreement without the prior written consent of the Agent and any such assignment, transfer or delegation without such consent shall be null and void  unless pursuant to a transaction permitted by the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Annex I